Note 11 - Income Taxes (Details) - Effective Income Tax Rate Reconciliation (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Effective Income Tax Rate Reconciliation [Abstract]
Federal income tax at statutory rate	$ 658	$ 380
State tax, net of federal benefit	13	28
Stock compensation expense	35	29
Other	(12)	(20)
	$ 694	$ 417